UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2005

HERBALIFE LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	1-32381	98-0377871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

PO Box 309 GT, Ugland House

South Church Street, Grand Cayman

Cayman Islands

(Address of principal executive offices)

Registrant’s telephone number, including area code:    c/o (310) 410-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On August 10, 2005, Herbalife Ltd. announced via press release that its indirect subsidiary, Herbalife International, Inc., is considering an amendment to its Credit Facility. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(c)     Exhibits

99.1    Press Release dated August 10, 2005 - “Herbalife Subsidiary Contemplates Amendment to Credit Facility”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 2005

HERBALIFE LTD.

By:	/s/ RICHARD GOUDIS
Richard Goudis
Chief Financial Officer